EXHIBIT 4.3
                             [FRONT OF CERTIFICATE]

            INCORPORATED UNDER THE LAWS                COMMON STOCK
             OF THE STATE OF LOUISIANA                 PAR VALUE $1


NUMBER                                                                   SHARES
DS ______    [Picture of Clarke M. Williams Corporate Founder]          _______


THIS CERTIFICATE IS TRANSFERABLE EITHER                 CUSIP 156700 10 6
   IN CHICAGO, IL OR IN NEW YORK, NY         SEE REVERSE FOR CERTAIN DEFINITIONS

                                CenturyTel, Inc.

        This Certifies that



        Is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

        CenturyTel, Inc. transferable on the books of the Corporation by the holder hereof in person or
     by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the
                 Transfer Agent and registered by the Registrar.
   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CenturyTel logo]        CERTIFICATE OF STOCK               [CenturyTel, Inc.
                                                              Corporate SEAL
                                                            Monroe, Louisiana]
Dated

         /s/ Glen F. Post, III           COUNTERSIGNED AND REGISTERED
                  PRESIDENT                 COMPUTERSHARE INVESTOR SERVICES, LLC
                                                                 TRANSFER AGENT
                                                                 AND REGISTRAR,


         /s/ Harvey Perry
                  SECRETARY                             AUTHORIZED SIGNATURE


                          [BACK OF CERTIFICATE]


                                CenturyTel, Inc.

     The Corporation will furnish, upon request and without charge, a summary of the powers, designations, preferences and relative, participating, optional or other special rights (if any) of each class of stock or series thereof authorized to be issued by it, and the authority of the Board of Directors to establish other series of stock and to fix the powers, designations, preferences and rights thereof. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT-_______Custodian_________
TEN ENT - as tenants by the entireties                   (Cust)         (Minor)
JT TEN  - as joint tenant with right              under Uniform Gifts to Minors
          of survivorship and not as               Act _____________________
          tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF
  ASSIGNEE

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated, ________________________

                                         X_______________________________

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.
                                         X_______________________________

                                          THE SIGNATURE(S) SHOULD BE GUARANTEED
                                          BY AN "ELIGIBLE GUARANTOR INSTITUTION"
                                          AS DEFINED IN RULE 17 Ad-15 UNDER THE
                                          SECURITIES AND EXCHANGE ACT OF 1934,
                                          AS AMENDED

                                          SIGNATURE(S) GUARANTEED BY:

                                          _______________________________

       This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between CenturyTel, Inc. (the "Company") and the Rights Agent named therein (the "Rights Agent"), dated as of August 27, 1996 (as amended from time to time, the "Rights Agreement"),the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.